SUNAMERICA STYLE SELECT SERIES, INC.(R)
               Supplement to the Prospectus dated February 28,2001

     On May 30, 2001, the Board of Directors of SunAmerica Style Select Series, Inc., approved certain changes to the Value Portfolio. Effective June 1, 2001, Neuberger Berman, LLC ("Neuberger Berman") will no longer serve as an adviser for a portion of the assets of the Value Portfolio. Robert Fleming, Inc. ("J.P. Morgan Fleming"), pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. All references to Neuberger Berman with respect to the Value Portfolio on page 35 of the Prospectus are no longer applicable.

     Under the heading "DESCRIPTION OF THE ADVISERS" on page 36 of the Prospectus the second paragraph from the bottom is replaced with the following:

     ROBERT FLEMING, INC. J.P. MORGAN FLEMING is a Delaware corporation located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co. and is part of its investment management division, J.P. Morgan Fleming Asset Management. J.P. Morgan Fleming provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2000, J.P. Morgan Fleming, together with its affiliated companies, had approximately $358 billion in assets under management.

     References to Neuberger Berman under the heading "STYLE-BASED PORTFOLIOS" on page 40 of the Prospectus are replaced with the following:

                     NAME, TITLE AND AFFILIATION OF
PORTFOLIO            PORTFOLIO MANAGER                     EXPERIENCE
---------            -----------------                     ----------
Value Portfolio      Jonathan K. L. Simon                  Mr.  Simon has served
                     Managing Director/Portfolio Manager   as    a     portfolio
                     (J.P. Morgan Fleming)                 manager   of   Robert
                                                           Fleming  Inc. and its
                                                           affiliates      since
                                                           1980,  and  currently
                                                           serves  as   managing
                                                           director    of   J.P.
                                                           Morgan Fleming.



Dated:  June 1, 2001